SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

[ X ] Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

Alaska Pacific Energy Corp.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11 (1) Titled of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration No: (3) Filing Party: (4) Date Filed:

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

ALASKA PACIFIC ENERGY CORP.
2005 Costa Del Mar Road,
Carlsbad CA, 92009
(604) 274-1565

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

To our stockholders:

On January 13, 2010, holders of a majority of the shares of our common stock acted by written consent in lieu of a special meeting of stockholders to adopt and approve an amendment to our Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 50,000,000 shares to 300,000,000 shares.

Our Board of Directors has fixed January 13, 2010 as the record date for determining the holders of common stock entitled to notice and receipt of this Information Statement.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder

We have filed, with the Nevada Secretary of State, a Certificate of Amendment to our Articles of Incorporation to effectuate the increase of our authorized capital stock

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS
AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER
DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY A
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The earliest date on which the amendment to our Articles of Incorporation may be effected is January 18, 2010.

By Order of the Board of Directors:
/s/ James R. King
President, Chief Executive Officer, Director

The date of this notice and the accompanying Information Statement is January 18, 2010.

ALASKA PACIFIC ENERGY CORP.
2005 Costa Del Mar Road,
Carlsbad CA, 92009
604-274-1565

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF A MEETING

BACKGROUND

Alaska Pacific Energy Corp. (“we,” “us” and the “Company”) is a Nevada corporation with our principal executive offices located at 2005 Costa Del Mar Road, Carlsbad CA, 92009. Our telephone number is (604) 274-1564. This Information Statement is being sent at the direction of our Board of Directors (our “Board”) to inform you of action the holders of a majority of our outstanding shares of common stock have taken by written consent, in lieu of a special meeting.

On January 13, 2010, our Board unanimously adopted resolutions approving an amendment to our Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 50,000,000 to 300,000,000 (the “Amendment”).

On January 13, 2010, a majority of the holders of our common stock as of the Record Date acted by written consent, in lieu of a meeting, to approve the Amendment. The action by written consent will be effective when we file a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada

As of the Record Date, our authorized capital stock consisted of 50,000,000 shares of common stock, par value $.001 per share. As of the Record Date, there were 17,303,000 shares of common stock issued and outstanding.

The above-referenced written consent was taken by the following stockholders (collectively, the “Majority Stockholders”), who held, as of the Record Date, 16,250,000 shares, or approximately 94%, of our issued and outstanding common stock:

	Shares of Common Stock	Total
Stockholder of Record	Consenting	Percent
James R. King (1)	5,000,000	28.9%
Mike Moustakis (2)	5,000,000	28.9%
Anastasios Koutsoumbos (3)	2,500,000	14.45%
George Skrivanos (4)	2,500,000	14.45%
Kouzelne Mesto Ltd. (5)	1,000,000	5.9%
Robert Rosenblat	250,000	1.4%
TOTALS	16,250,000	94%

(1)	President, CEO, Director
(2)	Affiliate - Beneficial Owner of more than 10% of the Company’s issued stock.
(3)	Director
(4)	Director
(5)	Czech corporation owned by Geoffrey Armstrong, former employee of the Company

A copy of the Certificate of Amendment to our Articles of Incorporation that was approved by the Board and the Majority Stockholders is included as Appendix A to this Information Statement.

Our Board elected to seek approval of the Charter Amendment through the written consent of the Majority Stockholders for the following reasons:

1.	In order to avoid the time, expense and management attention involved in convening a special meeting of stockholders and soliciting proxies.
2.	In order to assure that it had sufficient available common stock to consummate the financing transactions.

All required corporate approvals for the Amendment have been obtained. This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The Company is paying the costs of the preparation and distribution of this Information Statement.

INCREASE IN AUTHORIZED CAPITAL STOCK General.

On January 13, 2010, our Board unanimously approved an amendment to our Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 50,000,000 to 300,000,000. On January 13, 2010, the Majority Stockholders voted in favor of the adoption and approval of the Amendment. The vote of the Majority Stockholders was obtained by written consent, in lieu of a special meeting. The terms of the additional shares of common stock will be identical to those of our currently authorized shares of common stock. The relative rights and limitations of the shares of common stock will not be changed by the Amendment.

Consent Required.

Approval of the Amendment required the consent of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date, or at least 8,651,501 shares of our common stock. As of the Record Date, the Majority Stockholders owned an aggregate of

16,250,000 shares of common stock, representing approximately 94% of our issued and outstanding shares of common stock. The Majority Stockholders have given their written consent to the Amendment and accordingly, the requisite stockholder approval of the Amendment was obtained.

Amendment.

Our Board and the Majority Stockholders have voted to amend Article Three of our Articles of Incorporation to increase the number of our shares of common stock the Company is authorized to issue from 50,000,000 to 300,000,000. The full text of the amendment to our Articles of Incorporation is included with this Information Statement as Appendix A.

Reasons for Increase in our Authorized Shares of Common Stock.

The principal purpose of increasing our authorized Common Stock is to ensure that the Company has sufficient shares of Common Stock available for general corporate purposes including, without limitation, equity financings, acquisitions, conversion of debt, establishing strategic relationships with corporate partners, providing equity incentives to employees and payments of stock dividends, stock splits or other recapitalizations. Without an increase in the shares of Common Stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

To the extent that additional authorized shares are issued in the future, such issuance may decrease our existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders. The holders of our Common Stock have no preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of Common Stock. In addition, if the Board elects to cause the Company to issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders. The increase in our authorized capital will not have any immediate effect on the rights of our existing stockholders.

The increase in the number of authorized shares and the subsequent issuance of such shares could have an anti-takeover effect, although this is not the intent of the Board in initiating the Amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board. Any such issuance of additional stock could have the effect of diluting our earnings per share and book value per share of outstanding shares of our Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amendment.

The Amendment is necessary and appropriate, there are possible disadvantages to increasing our authorized common stock. These disadvantages include While we believe the increase in our authorized common stock contemplated by the Charter:

The Company does not have any other provisions in its Articles of Incorporation, Bylaws, employment agreements, or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences and this Amendment is not being enacted with the intent that it be utilized as a type of anti-takeover device.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 13, 2010, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

Beneficial Ownership of Securities: Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through any means including the exercise of any option, warrant or conversion of a security.

(1) James R. King is the President, Chief Executive Officer, Chief Financial Officer and a Director of the Corporation.

(2) Nanita Holdings Ltd. is a company incorporated in British Columbia, Canada and is owned as to 100% by Mike Moustakis, an affiliate of the Company by virtue of the fact that he is the beneficial owner of 28.9% of the issued shares of the Company.

(3) George Skrivanos is a Director of the Company.

(4) Tasos Koutsoumbos is an officer (treasurer) of the Company.

(5) Kouzelne Mesto Ltd., was incorporated in the Czech Republic in April, 1994 and is 100% owned by Geoffrey Armstrong, a former employee of the Company.

DISSENTERS’ RIGHTS

Pursuant to Chapter 78 of the Nevada Revised Statutes there are no dissenters' rights with regard to this type of transaction.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports and other information with the U.S. Securities and Exchange Commission (“SEC”). You may obtain such SEC filings from the SEC’s website at www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements representing our expectations or beliefs regarding our company. These forward-looking statements relate to our expectation that we will file and effect the Amendment to increase our authorized capital stock from 50,000,000 to 300,000,000. These forward-looking statements involve risks and uncertainties that the anticipated filing and effectiveness of the Amendment may not occur.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company and the matters described in this Information Statement should be addressed to James R. King or to our principal executive offices: 2005 Costa Del Mar Road, Carlsbad CA, 92009 (604) 274-1565 Attention: James R. King

APPENDIX A

ROSS MILLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
PURSUANT TO NRS 78.385 AND 78.390)

     Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

2. The articles have been amended as follows: (provide article numbers, if available)

Article Three: The amount of total authorized capital is three hundred million shares of common stock having $0.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 94%

4. Effective date of filing: (optional)

January 13, 2010

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Nevada Secretary of State Amend Profit-After Revised: 3-6-09